Exhibit 10.8

FOURTH AMENDMENT TO
AMENDED AND RESTATED REVOLVING CREDIT/TERM LOAN AGREEMENT

THIS FOURTH AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT/TERM LOAN AGREEMENT ("Amendment") is made and dated as of June __, 2004, by and between SUNTRUST BANK, a Georgia banking corporation (“Lender”), and COMMUNITY BANKSHARES, INC., a Georgia corporation (“Borrower”). Capitalized terms not otherwise defined herein are defined in ARTICLE I of the Prior Loan Agreement referred to below.

R E C I T A L S

A.    Borrower and Lender are parties to that certain Amended and Restated Revolving Credit/Term Loan Agreement dated as of July 31, 2000 (the “Prior Loan Agreement”), pursuant to which Borrower has obtained a Loan from Lender.

B.    Borrower and Lender agreed to certain modifications to the Prior Loan Agreement upon the terms and conditions set forth in that certain Amendment to Amended and Restated Revolving Credit/Term Loan Agreement dated as of June 8, 2001 (“First Amendment”) and that certain Second Amendment to Amended and Restated Revolving Credit/Term Loan Agreement dated as of May 1, 2002 (“Second Amendment”), and that certain Third Amendment to Amended and Restated Revolving Credit/Term Loan Agreement dated as of May 31, 2003 ("Third Amendment") (the First Amendment, Second Amendment, and Third Amendment referred to herein as the “Amendments”).

C.    Borrower desires to make certain further modifications to the Prior Loan Agreement.

D.    In order to accommodate Borrower’s request, Lender has agreed to such modifications to the Prior Loan Agreement, as amended by the Amendments, upon the terms and conditions set forth herein.

ACCORDINGLY, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1.    The definition of “Revolving Maturity Date” in Section 1.01 “Defined Terms” of ARTICLE I DEFINITIONS AND ACCOUNTING TERMS of the Prior Loan Agreement is hereby deleted in its entirety and the following definition is inserted in its place:

“Revolving Maturity Date” means June 30, 2005.

2     Section 7.07 of ARTICLE VII FINANCIAL COVENANTS of the Prior Loan Agreement is hereby deleted in its entirety and the following new Section inserted in its place:

Section 7.07 Reserves to Total Loans. The Borrower and its Subsidiaries shall maintain on a consolidated basis at all times reserves equal to or greater than the greater of (i) one and twenty-five one hundredths percent (1.25%) of total loans (net of unearned income), or (ii) the minimum amount required by its primary regulator.

3.    Section 7.10 “Consolidated Tangible Equity” of ARTICLE VII FINANCIAL COVENANTS of the Prior Loan Agreement is hereby deleted in its entirety and the following section is inserted in its place:

Section 7.10 Consolidated Tier I Capital. Consolidated Tier I Capital for Borrower and its Subsidiaries shall be equal to or greater than $65,000,000.00.

4.    Acknowledgment of Outstanding Loans. Borrower hereby acknowledges, certifies and agrees that pursuant to the Prior Loan Agreement, Borrower’s obligation to pay the outstanding Loan is not subject to any defense, claim, counterclaim, setoff, right of recoupment, abatement or other determination; and the Loan is and shall continue to be governed and secured by the terms and provisions of the Prior Loan Agreement as amended by the First Amendment, the Second Amendment, the Third Amendment and this Amendment.

5.    Ratification of Loan Documents. Borrower hereby ratifies and affirms each of the Loan Documents in their entirety, and acknowledges and agrees that (i) the Loan Documents are in full force and effect, (ii) all representations and warranties contained therein are true and correct on and as of the date hereof, (iii) Borrower is in full compliance with all covenants and agreements established thereunder, (iv) no Event of Default exists thereunder and (v) the Loan Documents are legal, valid and binding obligations of Borrower and are enforceable by Lender, against Borrower in accordance with their respective terms.

6.    Counterparts. This Amendment may be signed in one or more counterpart copies, each of which constitutes an original, but all of which, when taken together, shall constitute one agreement binding upon all of the parties hereto.

7     Governing Law, Etc. This Amendment shall be governed by and construed in accordance with the applicable terms and provisions of ARTICLE IX MISCELLANEOUS of the Prior Loan Agreement, which terms and provisions are incorporated herein by reference.

8.    No Other Modifications. Except as hereby amended, no other term, condition or provision of the Prior Loan Agreement shall be deemed modified or amended, and this Amendment shall not be considered a novation.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment under seal as of the date first above written.

BORROWER:

COMMUNITY BANKSHARES, INC.

By: /s/ J. Alton Wingate

Title: President and CEO

And: /s/ Harry L. Stephens

Title: EVP and CFO

LENDER:

SUNTRUST BANK, a Georgia banking corporation

By: /s/ Jim Rountree

Title: Director

And: /s/ Luther Glass

Title: Managing Director

Signature Page
To
Fourth Amendment